UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

  L3 TECHNOLOGIES, INC.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-37975	13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 697-1111

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by L3 Technologies, Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2017 (the “Initial Form 8-K”), Christopher E. Kubasik will succeed Michael T. Strianese as Chief Executive Officer (“CEO”) of the Company, effective January 1, 2018.  This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide information regarding Mr. Kubasik’s compensation in connection with his new position.

On October 31, 2017, the Compensation Committee of the Board of Directors of the Company approved the following compensation arrangements for Mr. Kubasik in connection with his assumption of the role of CEO, as outlined in an offer letter between Mr. Kubasik and the Company (the “Offer Letter”):

•	Effective January 1, 2018, Mr. Kubasik’s target annual total direct compensation will be $12.36 million, composed of:

o	An annual base salary of $1.2 million;

o	Annual Incentive Plan (“AIP”) compensation based on a target bonus opportunity of 130% of base salary (or $1.56 million); and

o	Long-term incentive (“LTI”) compensation having a grant date value of $9.6 million.

•
Mr. Kubasik will also be entitled to receive a one-time grant of LTI awards (the “Promotional Awards”) having a grant date fair value of $4 million, which will be awarded effective December 20, 2017 and will be granted: (1) 70% in the form of stock options; and (2) 30% in the form of restricted stock units.  Mr. Kubasik’s Promotional Awards will vest three years after the grant date, but such vesting will automatically accelerate in the event his employment is terminated by the Company without “cause,” or he terminates his employment for “good reason,” in each case, as defined in the Company’s Amended and Restated Change-in-Control Severance Plan.

Additional information regarding the Company’s executive compensation programs, including information about the AIP and LTI programs, can be found in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders.

Information regarding Mr. Kubasik’s age and prior business experience is described in the Initial Form 8-K, which description is incorporated by reference herein.

The foregoing summary of Mr. Kubasik’s Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Offer Letter between Christopher E. Kubasik and the Company, dated October 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3 TECHNOLOGIES, INC.

	By:	/s/ Allen E. Danzig
		Name:	Allen E. Danzig
		Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: October 31, 2017